Exhibit 99.1

FlexShopper, Inc. Announces Purchase of Revolution Financial Inc. Assets

BOCA RATON, Fla., December 8, 2022 (GLOBE NEWSWIRE) -- FlexShopper, Inc. (Nasdaq: FPAY) (“FlexShopper”), a leading national online lease-to-own retailer and financing solutions provider, today announced the purchase of certain assets of Revolution Financial Inc. and six affiliated entities.  This purchase provides FlexShopper with 22 physical store locations, 78 virtual locations located within Liberty Tax stores and related digital assets in which FlexShopper will make available consumer financing solutions. This purchase is also the initial foray into a nationwide expansion of direct to consumer brick- and- mortar locations.

“This acquisition provides a head start on the operational capabilities to begin our nationwide rollout as part of the previously announced Liberty Tax partnership.” said Richard House, CEO of FlexShopper.

FlexShopper will discuss this transaction in more detail on its 2022 year end results conference call.

About FlexShopper

FlexShopper, Inc. is a financial technology company that provides brand-name electronics, home furnishings, and other durable goods to consumers on a lease-to-own (LTO) basis through its e-commerce marketplace (www.FlexShopper.com), as well as its patented systems. FlexShopper also provides LTO technology platforms to retailers and e-retailers to facilitate transactions with consumers that want to acquire their products but do not have sufficient cash or credit. FlexShopper approves consumers utilizing its proprietary consumer screening model, collects from consumers under an LTO contract, and funds the LTO transactions by paying merchants for the goods.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate,” or other comparable terms. Examples of forward-looking statements include, among others, statements we make regarding expectations of lease originations, the expansion of our lease-to-own program; expectations concerning our partnerships with retail partners; investments in, and the success of, our underwriting technology and risk analytics platform; our ability to collect payments due from customers; expected future operating results; and expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including, among others, the following: our limited operating history, limited cash and history of losses; our ability to obtain adequate financing to fund our business operations in the future; the failure to successfully manage and grow our FlexShopper.com e-commerce platform; our ability to maintain compliance with financial covenants under our credit agreement; our dependence on the success of our third-party retail partners and our continued relationships with them; our compliance with various federal, state and local laws and regulations, including those related to consumer protection; the failure to protect the integrity and security of customer and employee information; our ability to realize the benefits projected from our Revolution Financial loan portfolio asset transaction; and other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. The forward-looking statements made in this release speak only as of the date of this release, and FlexShopper assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Contact:

FlexShopper, Inc.

Investor Relations

ir@flexshopper.com

FlexShopper, Inc.